UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      FEBRUARY 15, 2007 (FEBRUARY 12, 2007)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
          (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


           777 COMMERCE DRIVE, SUITE 100, FAIRFIELD, CONNECTICUT 06825
           -----------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  4.01.   Changes  in  Registrant's  Certifying  Accountant

    (a)  Termination  of  previous  independent  accountant.

(i) Effective February 12, 2007, the accounting firm BDO Seidman, LLP resigned as the Registrant's independent registered public accountants.

(ii) BDO Seidman's reports on the Registrant's financial statements for the past two years have not contained any adverse opinion or disclaimer of opinion, or been qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) During the two most recent fiscal years and through February 12, 2007, there have been no disagreements between the Registrant and BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused them to make reference to the subject matter thereof in their report on the Registrant's financial statements for such periods.

(iv) During the two most recent fiscal years and through February 12, 2007, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K.

Item  9.01  Financial  Statements  and  Exhibits

(c)  Exhibits.

16.1 Letter dated February 12, 2007 from BDO Seidman, addressed to the Registrant, advising that the client-auditor relationship has ceased.

16.2 Letter dated February 15, 2007 from BDO Seidman, addressed to the Securities and Exchange Commission, regarding its agreement to the statements made herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: February 15, 2007      By: /s/John B. Nano
                              -------------------
                              John B. Nano
                              Chairman and Chief Executive Officer